PROVIDENT BANKSHARES PROVIDENT BANKSHARES C O R P O R A T I O N C O R P O R A T I O N November 2007 November 2007 Exhibit 99.1

FORWARD-LOOKING STATEMENTS AND RISK FACTORS
This presentation contains “forward-looking statements” as that term is defined in the
Private Securities Litigation Reform Act of 1995.  These statements involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements.  The forward-looking statements may include statements regarding business strategies, intended results and future performance.  Forward-looking statements are preceded by such terms as “expects,” “believes,” “anticipates,”
“intends,” and similar expressions.  No forward-looking statement can be guaranteed, and actual results may differ materially from those projected.  The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.  Forward-looking statements in this presentation should be evaluated together with the uncertainties that affect the
Company’s business, particularly those mentioned under the headings “Forward-
looking Statements” and “Item 1A. Risk Factors” in the Company’s Form 10-K for the
year ended December 31, 2006, and in its reports on Form 10-Q and Form 8-K, which the Company incorporates by reference.
In the event that any non-GAAP financial information is described in any communication, including this presentation, please refer to the supplemental financial tables included on our website for the GAAP reconciliation of this information.

Agenda Agenda • Introduction • Regional Overview • Transformations - Market Expansion - Commercial Business Line - High Quality Balance Sheet • Value Proposition

Introduction
Introduction
– Headquartered in Baltimore, Maryland
– Total assets of $6.4 billion (as of  9/30/07)
– Serves individuals, families, small businesses
and larger companies in the metropolitan areas
of Baltimore, DC and Richmond, VA
– Over 1,700 employees

Introduction
Introduction
Provident Bank History
• 1886  Founded as a Mutual Thrift
• 1987  Converted to Commercial Bank
• 1993  Retail Banking Expansion
• 1997  Citizen’s Savings Bank Merger
• 2004  Southern Financial Merger

Banking Office Network 2007 Banking Office Network 2007 142 Branches 142 Branches Green dots are in-store, red triangles are traditional locations

Regional Overview Regional Overview

NY002HT3_1.wor
Boise (15.42%)Boise (15.42%)Boise (15.42%)
Boise (15.42%)Boise (15.42%)
Boise (15.42%)Boise (15.42%)Boise (15.42%)
Boise (15.42%)
Reno (14.55%)Reno (14.55%)Reno (14.55%)
Reno (14.55%)Reno (14.55%)
Reno (14.55%)Reno (14.55%)Reno (14.55%)
Reno (14.55%)
Seattle (6.32%)Seattle (6.32%)Seattle (6.32%)
Seattle (6.32%)Seattle (6.32%)
Seattle (6.32%)Seattle (6.32%)Seattle (6.32%)
Seattle (6.32%)
Salt Lake City (8.62%)Salt Lake City (8.62%)
Salt Lake City (8.62%)Salt Lake City (8.62%)
Salt Lake City (8.62%)Salt Lake City (8.62%)
Salt Lake City (8.62%)
Salt Lake City (8.62%)
Salt Lake City (8.62%)
Columbus (10.80%)Columbus (10.80%)Columbus (10.80%)
Columbus (10.80%)Columbus (10.80%)
Columbus (10.80%)Columbus (10.80%)Columbus (10.80%)
Columbus (10.80%)
Concord (8.38%)Concord (8.38%)Concord (8.38%)
Concord (8.38%)Concord (8.38%)
Concord (8.38%)Concord (8.38%)Concord (8.38%)
Concord (8.38%)
Washington D.C. (10.83%)Washington D.C. (10.83%)Washington D.C. (10.83%)
Washington D.C. (10.83%)Washington D.C. (10.83%)
Washington D.C. (10.83%)Washington D.C. (10.83%)Washington D.C. (10.83%)
Washington D.C. (10.83%)
Minneapolis (8.86%)Minneapolis (8.86%)Minneapolis (8.86%)
Minneapolis (8.86%)Minneapolis (8.86%)
Minneapolis (8.86%)Minneapolis (8.86%)Minneapolis (8.86%)
Minneapolis (8.86%)
San Francisco (4.33%)San Francisco (4.33%)San Francisco (4.33%) San Francisco (4.33%)San Francisco (4.33%)San Francisco (4.33%)
San Francisco (4.33%)San Francisco (4.33%)San Francisco (4.33%)
San Francisco (4.33%) San Francisco (4.33%)
Los Angeles (5.28%)Los Angeles (5.28%)Los Angeles (5.28%)
Los Angeles (5.28%)Los Angeles (5.28%)
Los Angeles (5.28%)Los Angeles (5.28%)Los Angeles (5.28%)
Los Angeles (5.28%)
Phoenix (16.27%)Phoenix (16.27%)Phoenix (16.27%)
Phoenix (16.27%)Phoenix (16.27%)
Phoenix (16.27%)Phoenix (16.27%)Phoenix (16.27%)
Phoenix (16.27%)
Portland (8.68%)Portland (8.68%)
Portland (8.68%)Portland (8.68%)
Portland (8.68%)Portland (8.68%)
Portland (8.68%)
Portland (8.68%)
Portland (8.68%)
Denver (10.32%)Denver (10.32%)Denver (10.32%)
Denver (10.32%)Denver (10.32%)
Denver (10.32%)Denver (10.32%)Denver (10.32%)
Denver (10.32%)
Dallas (13.86%)Dallas (13.86%)Dallas (13.86%)
Dallas (13.86%)Dallas (13.86%)
Dallas (13.86%)Dallas (13.86%)Dallas (13.86%)
Dallas (13.86%)
San Antonio (9.96%)San Antonio (9.96%)San Antonio (9.96%)
San Antonio (9.96%)San Antonio (9.96%)
San Antonio (9.96%)San Antonio (9.96%)San Antonio (9.96%)
San Antonio (9.96%)
Houston (14.96%)Houston (14.96%)Houston (14.96%)
Houston (14.96%)Houston (14.96%)
Houston (14.96%)Houston (14.96%)Houston (14.96%)
Houston (14.96%)
Atlanta (16.61%)Atlanta (16.61%)Atlanta (16.61%)
Atlanta (16.61%)Atlanta (16.61%)
Atlanta (16.61%)Atlanta (16.61%)Atlanta (16.61%)
Atlanta (16.61%)
Miami (9.24%)Miami (9.24%)Miami (9.24%)
Miami (9.24%)Miami (9.24%)
Miami (9.24%)Miami (9.24%)Miami (9.24%)
Miami (9.24%)
Orlando (18.58%)Orlando (18.58%)Orlando (18.58%)
Orlando (18.58%)Orlando (18.58%)
Orlando (18.58%)Orlando (18.58%)Orlando (18.58%)
Orlando (18.58%)
Nashville (10.38%)Nashville (10.38%)Nashville (10.38%) Nashville (10.38%)Nashville (10.38%)Nashville (10.38%)
Nashville (10.38%)Nashville (10.38%)Nashville (10.38%)
Nashville (10.38%) Nashville (10.38%)
Source: SNL Financial. Shaded counties represent top quartile markets based on projected population growth.
Provident Bankshares
Top Quartile Growth Markets
National Growth Markets
National Growth Markets

Source:  Bureau of Labor Statistics
5.4 Illinois 41 4.3 New Jersey 23 3.1 Virginia 7
5.4 Oregon 41 4.4 Georgia 25 3.2 Nebraska 8
5.0 Nevada 37 4.0 Tennessee 19 2.6 Utah 2
7.4 Michigan 51 4.9 Indiana 34 3.8 New Mexico 14
6.3 Alaska 50 4.8 North Carolina 32 3.8 Louisiana 14
5.9 Mississippi 49 4.8 Maine 32 3.8 Colorado 14
5.7 Ohio 48 4.6 Washington 29 3.8 Alabama 14
5.6 South Carolina 45 4.6 Minnesota 29 3.7 Maryland 12
5.6 Kentucky 45 4.6 Connecticut 29 3.7 Arizona 12
5.6 District of Columbia 45 4.5 Pennsylvania 27 3.6 New Hampshire 11
5.5 California 43 4.5 Massachusetts 27 3.4 Wyoming 10
5.5 Arkansas 43 4.4 Oklahoma 25 3.2 North Dakota 8
5.3 Wisconsin 39 4.3 Kansas 23 3.0 South Dakota 5
5.3 Missouri 39 4.2 Texas 22 3.0 Delaware 5
5.1 Rhode Island 38 4.0 Vermont 19 2.8 Montana 4
4.9 West Virginia 34 4.0 Florida 19 2.6 Hawaii 2
4.9 New York 34 3.9 Iowa 18 2.4 Idaho 1
Rate State Rank Rate State Rank Rate State Rank
* U.S. unemployment rate: August = 4.6%
National Unemployment Rates
National Unemployment Rates
August 2007
August 2007

Employment Growth, August 2007 vs. August
Employment Growth, August 2007 vs. August
2006, 15 Largest Metro Areas
2006, 15 Largest Metro Areas
-40
-20
0
20
40
60
80
Baltimore-Washington: +52,800
Source: Bureau of Labor Statistics

Office Vacancy Rates Among
Office Vacancy Rates Among
Select Metro Areas, 2007Q3
Select Metro Areas, 2007Q3
7.6%
8.6%
11.3%
11.9%
12.4%
13.0%
13.0%
17.7%
5%
7%
9%
11%
13%
15%
17%
19%
Source: Delta Associates

Department of Defense Operations
Department of Defense Operations
Relocating to the Region
Relocating to the Region
• Aberdeen Proving Ground
• Fort Meade
• Fort Detrick
• National Naval Medical Center
Source: U.S. Department of Defense
All told, 40,000 – 60,000 jobs expected

Introduction
Introduction
Provident Bank Mission
Provident Bank Mission
Provident Bank’s mission is to exceed customer
expectations by delivering superior service, products and
banking convenience. Every employee’s commitment to
serve our customers in this fashion will establish Provident
Bank as the primary bank of choice of individuals,
families, small businesses and mid-sized companies
throughout our chosen markets.
Integrity
Excellence
Caring
Partnership
Results Driven
Provident Bank Core Values
Provident Bank Core Values

Strategic Priorities
Strategic Priorities
– Maximize Provident’s position as the ‘right size’ bank
– Consistently execute a high performance, customer relationship focused sales culture
– Sustain a culture that attracts and retains employees who provide the differentiating ‘Provident Way’ customer experience
– Profitably grow and deepen customer relationships in all four key market segments: commercial, commercial real estate, small
business and consumer
– Expand delivery (branch and non-branch) within the footprint
– Improve financial fundamentals

Provident Bank
Provident Bank
Positioning Strategy
Positioning Strategy
We will continue to provide the
products and services of our largest
competitors, while delivering the
level of service found in only the
best community banks.

Provident’s Transformations Provident’s Transformations High Quality Balance Sheet Commercial Business Line Market Expansion

Balance Sheet Transformation
Balance Sheet Transformation
Our Progress and Plans
Our Progress and Plans
38%
22%
40%
Originated & Acquired Residential Loans (Non-Core)
Investment Securities
Commercial & Consumer Loans (Core)
25%
75%
% of Earnings Assets
Total Earnings Opportunity = $6 million
67%
5%
28%
12/31/01 09/30/07 Opportunity

Investment Portfolio
Investment Portfolio
3%
28%
8%
21%
40%
U.S. Govt
AAA
AA
A
Other
As of 09/30/07
Allocation Quality
9%
10%
37%
44%
Mortgage Back Securities
Asset Backed Securities
Other Securities
Municipal Securities
Note: there are no subprime assets in the investment portfolio

Provident’s Transformations Provident’s Transformations High Quality Balance Sheet Commercial Business Line Market Expansion

Strategic Priorities Strategic Priorities Profitably grow and deepen customer relationships in all four key market segments: • commercial • commercial real estate • small business • consumer

Loan Portfolio
Loan Portfolio
36%
57%
7%
Consumer Loans
Commercial Loans
Acquired & Originated Residential Loans
20%
37%
9%
26%
7%
1%
Commercial Real Estate
Commercial Loans
Marine
Home Equity
Originated & Acquired Residential Loans
Other Consumer
$3,973,745 $3,973,745
3Q07

Commercial Real Estate Portfolio Commercial Real Estate Portfolio 27% 31% 42% Residential Construction Commercial Construction Commercial Mortgage 59% 41% Baltimore Metro Washington Metro

2002 2003 2004 2005 2006 1Q07 2Q07 3Q07 Baltimore VA/Wash Commercial Loan Growth Commercial Loan Growth Average Balances (millions) $924 $997 CAGR Loans 21% $1,477 $1,776 $1,982 $2,183 $2,149 $2,239

$0
$250
$500
$750
$1,000
$1,250
$1,500
2002 2003 2004 2005 2006 1Q07 2Q07 3Q07
Baltimore VA/Wash
Consumer Loan Growth
Consumer Loan Growth
$797
$906
CAGR 2001-2006  Loans  15%
(includes SFFB in 2001 base)
$1,089
$1,264
$1,382
(Loans exclude acquired residential)
Average balances (millions)
$1,397
$1,410
$1,437

Provident Loan Portfolio
Provident Loan Portfolio
Comparison to National Averages
Comparison to National Averages
National Avg. Provident
% Loans 30-89
Days Past Due
.79 .50
% Loans 90+
Days Past Due
.86 .67
Net charge-offs
to Loans &
Leases
29 BP
(first two quarters
of 2007)
27 BP
(6 months
annualized)
National averages based on FDIC information.
Past due loan data is for 2Q 07. Net charge-off data is for banks $1B - $10B.

Non Performing Assets / Total Loans
Non Performing Assets / Total Loans
0.50%
0.60%
0.70%
0.80%
0.90%
1.00%
1.10%
1.03%
1.01%
.93%
.97%
1.05%
.95%
.90%
.92%
.77%
.89%
.84%
.77%
.70%
.67%
.73%
.74%
.76%
.70%
.68%
.57%
.61%
.58%
.67%
2007

Consumer Loan Portfolio
Consumer Loan Portfolio
Key Facts
Key Facts
• Provident does not retain residential mortgage
products
• Home equity portfolio average FICO of 729. Average
loan-to-value of 69% and debt-to-income of 28% at
origination.
• Limited subprime exposure (11%) in the home equity
portfolio
– Subprime defined as < 660 FICO (as of 11/7/07)
– 98% of segment has debt-to-income < 50% and loan-
to-value < 90%
– 2.66% delinquency 30 days or more

Customer Deposits Customer Deposits 22% 78% Consumer Deposits Commercial Deposits 34% 16% 34% 16% Savings Deposits Time Deposits Demand Deposits MM Deposits $3,556,390 $3,556,390 3Q07

$0
$250
$500
$750
$1,000
$1,250
$1,500
2002 2003 2004 2005 2006 1Q07 2Q07 3Q07
Baltimore VA/Wash
Commercial Deposit/Repo Growth
Commercial Deposit/Repo Growth
Average Balances (millions)
$579
$680
(Excludes Money Market CDs)
$983
CAGR Deposits        19%
$1,144 $1,142
$1,065
$1,095 $1,099

Solid Fee Income Growth
Solid Fee Income Growth
74,955
86,394
92,752
100,840
119,726
112,072
188
210
216
219
245
266
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
$160,000
$180,000
2001 2002 2003 2004 2005 2006
$0
$50
$100
$150
$200
$250
$300
Fee Income     Annual Fees per Account
Fee Income CAGR = 9.82%
Fees per Acct  CAGR = 14%

Provident’s Transformations Provident’s Transformations High Quality Balance Sheet Commercial Business Line Market Expansion

Strategic Priorities Strategic Priorities Expand delivery via de novo branches and select acquisitions within the footprint

BRANCH NETWORK
Virginia And Washington
Virginia And Washington
Metro Expansion
Metro Expansion
44
15
51
15
53
24
59
32
66
35
65
43
66
51
67
82
67
85
66
86
66
84
71
78
70
79
70
1996 1997 1998 1999 2000 2001 2002 2003 2004 3Q05 2005 2006 1Q07 2Q07
Washington Metro/VA Baltimore

$1,554,459
$3,351,462
$0
$1,000,000
$2,000,000
$3,000,000
$4,000,000
$5,000,000
$6,000,000
Virginia Opportunity
Virginia Opportunity
• Build relationships with existing customers
• We have 47 “new” branches in Virginia
Maryland Branches Virginia Branches
$8,022,525
$25,215,071
$0
$5,000,000
$10,000,000
$15,000,000
$20,000,000
$25,000,000
$30,000,000
$197,157
$679,798
$0
$250,000
$500,000
$750,000
$1,000,000
Deposits per Branch Loans per Branch Fee Income per Branch
2006
2006 2006

Branch Originated Branch Originated Business Loan Growth Business Loan Growth $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2005 2006 MD Branches VA/Wash Branches $93,324,616 $44,452,336

Provident Bankshares’ Provident Bankshares’ Value Proposition Value Proposition

Provident’s Value Proposition
Provident’s Value Proposition
• Provident trades at a discount to both Regional and
Mid-Cap peers
Source: SNL Financial and FactSet.  Market data as of October 30, 2007.
Regional Peers include: FULT, NPBC, SASR, SNBC, SUSQ, UBSI and VCBI.
Mid-Cap Peers include: HBAN, FHN, ASBC, TCB, CNB, CYN, CBSH, BOKF, BOH, CFR and VLY.
Price to:
2007 EPS 2008 EPS
Mid-Cap Peers Average 14.9x 13.2x
Regional Peers Average 14.5x 13.3x
Provident 12.3x 11.6x

Provident’s Value Proposition –
Provident’s Value Proposition –
Valuation Comparison
Valuation Comparison
• Provident has, until recently, traded in line with its peers from a Price / NTM perspective
Price/NTM Earnings
PBKS
Mid-Cap
Banks Differential
Regional
Peers Differential
Current 11.7x 13.5x (1.8x) 13.1x (1.4x)
1 Year Avg 14.0x 13.9x 0.2x 14.1x (0.1x)
2 Year Avg 14.2x 13.8x 0.3x 14.2x (0.0x)
Price / NTM Earnings
Source: SNL Financial and FactSet.  Market data as of October 30, 2007.
Regional Peers include: FULT, NPBC, SASR, SNBC, SUSQ, UBSI and VCBI.
Mid-Cap Peers include: HBAN, FHN, ASBC, TCB, CNB, CYN, CBSH, BOKF, BOH, CFR and VLY.

Provident’s Value Proposition –
Provident’s Value Proposition –
Public Comparable Valuation
Public Comparable Valuation
• Provident, at approximately $25 per share, is trading at a discount to its peer group based on earnings and in terms of book value and deposit premium
Price/
2007
EPS
2008
EPS
Tangible
Book
Deposit
Premium
PBKS Multiples 12.3x 11.6x 2.2x 10.0%
Regional Peers - Average 14.5x 13.3x 2.5x 12.6%
Imputed Value on Regional Peers $29.00 $28.20 $27.40 $27.35
Mid Cap Peers - Average 13.9x 13.2x 2.7x 16.0%
Imputed Value on Mid Cap Peers $27.80 $27.98 $29.59 $31.84
Market data as of October 30, 2007.
Source: SNL Financial and FactSet.
Regional Peers include: FULT, NPBC, SASR, SNBC, SUSQ, UBSI and VCBI.
Mid-Cap Peers include: HBAN, FHN, ASBC, TCB, CNB, CYN, CBSH, BOKF, BOH, CFR and VLY.

$53,154
$56,627
$62,237
$67,470
U.S. Average
Mid-Cap Peers
Regional
Peers
Provident
Provident’s Value Proposition
Provident’s Value Proposition
• Provident Operates in Very Attractive Markets in Terms of
Income Growth and Wealth
17.15%
17.59%
17.67%
17.83%
Mid-Cap Peers
U.S. Average
Regional
Peers
Provident
Source: SNL Financial.  Data as of June 30, 2007.
Regional Peers include: FULT, NPBC, SASR, SNBC, SUSQ, UBSI and VCBI.
Mid-Cap Peers include: HBAN, FHN, ASBC, TCB, CNB, CYN, CBSH, BOKF, BOH, CFR and VLY.
Median 2007
HH Income
Projected 5-Year
Household Income Growth

Provident’s Value Proposition
Provident’s Value Proposition
•
Mid-Atlantic Market attractive due to high income and income growth, offset by below average population growth; PBKS has been one of few banks able to grow its franchise
(deposits) at rates significantly in excess of its markets’ population growth
Source: SNL Financial and FactSet.
(1)  Deposit growth adjusted for acquisitions.
PBKS
(1)
Mid-
Atlantic
New
England West Southwest Midwest Southeast
Demographics
Median HHI $67,470 $58,380 $63,717 $59,059 $50,389 $53,136 $49,085
Median HHI Growth 17.8% 18.3% 18.9% 16.9% 17.6% 16.7% 17.1%
LT Population Growth 5.5% 3.7% 2.6% 8.2% 9.5% 3.6% 9.3%
Deposit Growth (’03-’06 CAGR) 10.4% 7.3% 1.6% 8.9% 8.7% 4.1% 9.0%
Deposit Growth / LT Population Growth 1.9x 1.9x 0.6x 1.1x 0.9x 1.1x 1.0x
Number of Banks > $25mm (Mkt Cap) 145 43 87 25 129 142
Valuation
Price / 2008E EPS 11.6x 14.0x 12.9x 12.0x 13.4x 12.2x 12.3x
LT EPS Growth Estimates 8.0% 8.0% 7.7% 10.5% 10.9% 8.0% 9.1%

Provident’s Value Proposition
Provident’s Value Proposition
• Provident Has Effectively Managed its Net Interest Margin,
Achieving Margin Expansion While Others Have Witnessed
Significant Compression
2004-2007 YTD 2005-2007 YTD
Provident Bankshares 21 3
Avg. of Regional Peers (17) (29)
Avg. of Mid-Cap Banks (14) (13)
Avg. of U.S. Regional Banks (19) (14)
BPS Change in Margin
Source:  SNL Financial.
Regional Peers include: FULT, NPBC, SASR, SNBC, SUSQ, UBSI and VCBI.
Mid-Cap Peers include: HBAN, FHN, ASBC, TCB, CNB, CYN, CBSH, BOKF, BOH, CFR and VLY.
Regional Banks include regional banks with a market value greater than 3.5 billion.

Provident’s Value Proposition –
Provident’s Value Proposition –
Funding Mix
Funding Mix
Core Deposits / Loans (9/30/07) Cost of Deposits
82.3%
91.6%
96.3%
Mid-Cap
Peers
Regional
Peers
Provident
2.98%
1.49%
2.35%
2.76%
2.58%
2.06%
1.38%
1.13%
2.56%
1.68%
1.19%
0.95%
0.80%
1.60%
2.40%
3.20%
2004 2005 2006 3Q '07 YTD
Source: SNL Financial and company filings.
Regional Peers include: FULT, NPBC, SASR, SNBC, SUSQ, UBSI and VCBI.
Mid-Cap Peers include: HBAN, FHN, ASBC, TCB, CNB, CYN, CBSH, BOKF, BOH, CFR and VLY.
PBKS Regional Peers Mid-Cap Peers

Provident’s Value Proposition –
Provident’s Value Proposition –
Revenue & Expense Analysis
Revenue & Expense Analysis
Fee Income as % of Revenues YTD Expense Growth
22.8%
36.3% 36.0%
37.0% 38.9%
24.3%
22.3%
24.0%
35.9%
35.0%
35.3%
36.0%
20.0%
22.0%
24.0%
26.0%
28.0%
30.0%
32.0%
34.0%
36.0%
38.0%
40.0%
2004 2005 2006 3Q '07
Source: SNL Financial and company filings.
Regional Peers include: FULT, NPBC, SASR, SNBC, SUSQ, UBSI and VCBI.
Mid-Cap Peers include: HBAN, FHN, ASBC, TCB, CNB, CYN, CBSH, BOKF, BOH, CFR and VLY.
PBKS Regional Peers Mid-Cap Peers
10%
6%
(2%)
(5%) 0% 5% 10%
Provident
Mid-Cap
Peers
Regional
Peers

WPW WPW Winning the Provident Way Winning the Provident Way $1.6 $1.2 $7.6 $14.5 $4.0 $1.5 Branch Rationalization Fee Activities Functional Efficiencies 2007 $10.4MM Benefit 2008 $20MM Benefit

Provident’s Value Proposition –
Provident’s Value Proposition –
Asset Quality
Asset Quality
NCOs / Avg. Loans
0.27%
0.15%
0.12%
0.20%
0.20%
0.10%
0.05%
0.07%
0.33%
0.18%
0.16%
0.21%
0.00%
0.10%
0.20%
0.30%
0.40%
2004 2005 2006 3Q '07
Source: SNL Financial and company filings.
Regional Peers include: FULT, NPBC, SASR, SNBC, SUSQ, UBSI and VCBI.
Mid-Cap Peers include: HBAN, FHN, ASBC, TCB, CNB, CYN, CBSH, BOKF, BOH, CFR and VLY.
PBKS Regional Peers Mid-Cap Peers

Provident’s Value Proposition –
Provident’s Value Proposition –
Capital Returned to Shareholders
Capital Returned to Shareholders
Dividend Growth
4%
9%
9%
8%
7%
5%
5%
6%
10%
14%
10%
11%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
2003/2002 2004/2003 2005/2004 2006/2005
Source: SNL Financial and company filings.
Regional Peers include: FULT, NPBC, SASR, SNBC, SUSQ, UBSI and VCBI.
Mid-Cap Peers include: HBAN, FHN, ASBC, TCB, CNB, CYN, CBSH, BOKF, BOH, CFR and VLY.
PBKS Regional Peers Mid-Cap Peers

Provident’s Value Proposition –
Provident’s Value Proposition –
Relative Valuation and Growth
Relative Valuation and Growth
Price / 2008 EPS Long Term Growth P/E to Growth (PEG)
Source: FactSet.  Data as of October 31, 2007.
Regional Peers include: FULT, NPBC, SASR, SNBC, SUSQ, UBSI and VCBI.
Mid-Cap Peers include: HBAN, FHN, ASBC, TCB, CNB, CYN, CBSH, BOKF, BOH, CFR and VLY.
7.0%
7.9%
8.0%
Regional
Peers
Mid-Cap
Banks
Provident
11.6x
12.8x
13.4x
Provident
Regional
Peers
Mid-Cap
Banks
PBKS trades below the Regional Peers
and Mid-Cap Banks on a P/E basis…
…but PBKS Long Term Growth
expectations are in-line…
...resulting in relative undervaluation
1.45x
1.68x
1.92x
Provident
Mid-Cap
Banks
Regional
Peers

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